SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A

                              (Amendment Number 1)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 1999
                                                         ----------------

                               Dime Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    001-13094             11-3197414
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(State or Other Jurisdiction)        (Commission         (IRS Employer
                                     File Number)       Identification No.)


     589 Fifth Avenue
     New York, New York                                     10017
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170
                                                    --------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         -------------

          On January 27, 1999, Dime Bancorp, Inc., a Delaware corporation (the "Company"), issued $200,000,000 aggregate principal amount of 6-3/8% Notes due January 30, 2001 (the "Securities"). The Company offered the Securities pursuant to an Underwriting Agreement, dated as of January 22, 1999, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse First Boston Corporation, as Underwriters. The Company appointed First Union National Bank ("FUNB") as trustee for the offering of the Securities pursuant to an Indenture, dated as of January 27, 1999 between the Company and FUNB, as Trustee.

          The Company previously filed a registration statement on Form S-3 (Registration Statement No. 333-58253) with the Securities and Exchange Commission (the "Commission") covering the registration of debt securities of the Company, including the Securities, in accordance with the Securities Act of 1933, as amended. The Securities are described in the Company's Prospectus, dated September 25, 1998, as supplemented by the Company's Prospectus Supplement, dated January 22, 1999.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -----------------------------------------

Exhibit
Number    Description
--------------------------------------------------------------------------------

  1 Underwriting Agreement, dated as of January 22, 1999, between Dime Bancorp, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse First Boston Corporation, as Underwriters.*

  4 Indenture, dated as of January 27, 1999, between Dime Bancorp, Inc. and First Union National Bank, as Trustee.*

-----------
* Previously filed with the Company's Current Report on Form 8-K filed with the Commission on January 28, 1999.


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


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           DIME BANCORP, INC.



                                           By:  /s/ Anthony R. Burriesci
                                              ----------------------------
                                               Name: Anthony R. Burriesci
                                               Title: Chief Financial
                                                       Officer


Date: April 19, 1999


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


                                  EXHIBIT INDEX
                                  -------------


      Exhibit
      Number                             Description
      -------                            -----------

         1 Underwriting Agreement, dated as of January 22, 1999, between Dime Bancorp, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated and Credit Suisse First Boston
                     Corporation, as Underwriters.*

         4 Indenture, dated as of January 27, 1999, between Dime Bancorp, Inc. and First Union National Bank, as Trustee.*

-----------
* Previously filed with the Company's Current Report on Form 8-K filed with the Commission on January 28, 1999.


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